Exhibit 10.2
                                                                EXECUTION COPY



                                    CONSENT, WAIVER and AGREEMENT dated as of
                                June 27, 2002 (this "Consent"), to the Credit Agreement dated as of January 7, 1998, as amended by Amendment No. 1 and Waiver dated as of March 16, 1998, Amendment No. 2 and Waiver dated as of May 21, 1998, Amendment No. 3 and Waiver dated as of July 16, 1998, Amendment No. 4 dated as of November 12, 1998, Amendment No. 5 dated as of March 12, 1999, Amendment No. 6 dated as of December 20, 1999, Amendment No. 7 as of June 20, 2000, Amendment No. 8 and Agreement dated as of December 26, 2000, Amendment No. 9 dated as of October 18, 2001 and Waiver and Agreement dated as of June 17, 2002 (the "Credit Agreement"), among DENNY'S, INC., a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, ADVANTICA SYSTEMS, INC. (formerly Flagstar Systems, Inc.), a Delaware corporation, QUINCY'S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, except for FLAGSTAR ENTERPRISES, INC., QUINCY'S RESTAURANTS, INC. and EL POLLO LOCO, INC., for purposes of this Consent and the Credit Agreement, individually, a "Borrower" and, collectively, the "Borrowers"), ADVANTICA RESTAURANT GROUP, INC., a Delaware corporation ("Parent"), the Lenders (as defined in Article I of the Credit Agreement) and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan
                                Bank), a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. Pursuant to a provision contained in certain Letters of Credit with an aggregate outstanding face amount of $51,595,599 (the "Specified Letters of Credit"), the expiration date of the Specified Letters of Credit was automatically extended to a date no later than June 30, 2003.

                  C. Parent and the Borrowers have notified the Lenders that Parent would like to merge with A D Merger Co., a newly formed Delaware corporation ("A D Merger"), with Parent being the surviving corporation, solely for the purposes of effecting a change of name of Parent (the "Name Change Merger").

                  D. Parent and the Borrowers have requested that the Required Lenders consent under the Loan Documents to, and agree to waive any Default or Event of Default that might arise solely from, the extension of the expiration date of the Specified Letters of Credit to a date no later than June 30, 2003.

                  E. Parent and the Borrowers have requested that the Required Lenders consent under the Loan Documents to, and agree to waive any Default or Event of Default that might arise solely from, the consummation of the Name Change Merger.

                  F. The Required Lenders are willing to agree to such consent and waiver, on the terms and subject to the conditions set forth herein.

                  G. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

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                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Consent and Waiver to Specified Letter of Credit Extension. The Required Lenders hereby consent under the Loan Documents to, and waive any Default or Event of Default that might arise solely from, the extension of the expiration date of each of the Specified Letters of Credit to a date no later than June 30, 2003, and agree that the reference to "but not more than 91 days after March 31, 2000 or the Maturity Date, as applicable," in the proviso to Section 2.20(c) of the Credit Agreement shall, solely with respect to the Specified Letters of Credit, be deemed for all purposes of the Loan Documents to mean "after June 30, 2003"; provided that nothing contained in this Consent shall affect the obligation of the applicable Borrower to deposit cash collateral in respect of the Specified Letters of Credit as contemplated by
Section 2.20(c).

                  SECTION 2. Consent and Waiver to Name Change Merger. The Required Lenders hereby consent under the Loan Documents to, and waive any Default or Event of Default that might solely arise from, the Name Change Merger; provided in each case that (a) prior to the consummation of the Name Change Merger, (i) A D Merger has not engaged in any activity and (ii) Parent, A D Merger and the Borrowers have complied with all requirements of Section 3 hereof that are required to be satisfied prior to the consummation of the Name Change Merger and (b) the consummation of the Name Change Merger (i) shall have been duly authorized by all requisite corporate and, if required, stockholder action, (ii) will not violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Parent, A D Merger, any Borrower or any other Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which Parent, any Borrower or any other Subsidiary is a party or by which any of them or any of their property is or may be bound and (iii) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument.

                  SECTION 3. Agreements. Parent and the Borrowers agree that,
(a) prior to the consummation of the Name Change Merger, Parent will, at its own cost and expense, deliver an instrument in form and substance acceptable to the Administrative Agent in which Parent confirms that, upon consummation of the Name Change Merger, it will continue to be treated as Parent, and comply with all obligations of Parent, under all Loan Documents and (b) prior to and after the consummation of the Name Change Merger take such action, including but not limited to executing and delivering such documents and cooperating in such filings, as may be requested by the Administrative Agent or the Collateral Agent in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents in the assets of Parent following the consummation of the Name Change Merger, including with respect to the pledge of the Collateral (as defined in the Pledge Agreement) of Parent following the Name Change Merger.

                  SECTION 4. Representations and Warranties. Parent and the Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:


                  (a) This Consent has been duly authorized, executed and delivered by Parent and each of the Borrowers and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) After giving effect to this Consent, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if

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         made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Consent, no Event of Default or Default has occurred and is continuing.

                  SECTION 5. Conditions to Effectiveness. This Consent shall become effective as of the date (the "Effectiveness Date") on which all of the following conditions are satisfied:

                  (a) The representations and warranties set forth in Section 2 hereof shall be true and correct with the same effect as if made on the Effectiveness Date, except to the extent such representations and warranties expressly relate to an earlier date, and the Administrative Agent shall have received a certificate, dated the Effectiveness Date and signed by a Financial Officer of Parent, confirming compliance with such condition.

                  (b) The Administrative Agent shall have received counterparts of this Consent that, when taken together, bear the signatures of Parent, each of the Borrowers and the Required Lenders.

                  SECTION 6. Credit Agreement. Except as waived or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the Effectiveness Date, any reference to the Credit Agreement shall mean the Credit Agreement as waived and otherwise modified hereby.

                  SECTION 7. Loan Document. This Consent shall be a Loan Document for all purposes.

                  SECTION 8. Applicable Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Consent may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Consent.

                  SECTION 10. Expenses. Parent and the Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Consent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Consent to be duly executed by their respective authorized officers as of the day and year first written above.


                                            ADVANTICA RESTAURANT GROUP, INC.,

                                              by
                                               /s/ Kenneth E. Jones
                                               ------------------------------
                                               Name: Kenneth E. Jones
                                               Title: Vice President and
                                                      Treasurer

                                            DENNY'S, INC.,

                                              by
                                               /s/ Kenneth E. Jones
                                               ------------------------------
                                               Name: Kenneth E. Jones
                                               Title: Vice President and
                                                      Treasurer

                                            ADVANTICA SYSTEMS, INC.,

                                              by
                                               /s/ Kenneth E. Jones
                                               ------------------------------
                                               Name: Kenneth E. Jones
                                               Title: Vice President and
                                                      Treasurer

                                            JPMORGAN CHASE BANK (formerly known
                                            as The Chase Manhattan Bank),
                                            individually and as Administrative
                                            Agent, Collateral Agent, Swingline
                                            Lender and Issuing Bank,

                                              by

                                               ------------------------------
                                               Name:
                                               Title:


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